SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2004

THE SEIBELS BRUCE GROUP, INC.

(Exact name of registrant as specified in its charter)

South Carolina	0-8804	57-0672136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1501 Lady Street (Post Office Box 1) Columbia, South Carolina		29201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (803) 748-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                     Financial Statements and Exhibits

(c)                                  Exhibits.

The following exhibit is filed herewith and made a part hereof.

Exhibit No.	Description

99 —	Recent Developments section from page 53 of Definitive Proxy Statement (incorporated by reference to Schedule 14A filed with the Securities and Exchange Commission on January 28, 2004)

Item 12.                               Results of Operations and Financial Condition

On January 28, 2004, The Seibels Bruce Group, Inc. (the “Company”) filed a Definitive Proxy Statement on Schedule 14A, and a corresponding Schedule 13E-3, providing notice of a Special Meeting of Shareholders (the “Special Meeting”) to be held on February 27, 2004 at 11:00 a.m. at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201.  The purpose of the Special Meeting, as more fully described in the Definitive Proxy Statement, is to (1) amend the Company’s Articles of Incorporation to effect a 1-for-1,000 reverse stock split of the Company’s common stock and pay $3.00 per share to the holders of shares that would be converted to a fraction of one share; and (2) to transact any other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Included in the Recent Developments section of the Definitive Proxy Statement that begins on page 53 is preliminary, unaudited financial information of the Company as of and for the year ended December 31, 2003.  The Recent Developments section of the Definitive Proxy Statement is incorporated herein by reference.

Both the Definitive Proxy Statement and the corresponding Schedule 13E-3 may be found on the Security and Exchange Commission’s web site at www.sec.gov.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    February 3, 2004

THE SEIBELS BRUCE GROUP, INC.

By:	/s/ Bryan D. Rivers
Bryan D. Rivers
Treasurer and Controller